UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  April 29, 2014

DRONE AVIATION HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9521-B Riverside Parkway, #134, Tulsa, Oklahoma 74137
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 932-2000

Macrosolve, Inc.
(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      Entry Into a Material Definitive Agreement.

Effective April 30, 2014, Macrosolve, Inc., an Oklahoma corporation (“Macrosolve”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with its wholly-owned subsidiary, Drone Aviation Holding Corp., pursuant to which Macrosolve merged with and into Drone Aviation Holding Corp. (the post-merger company, the “Company”) for the purpose of reincorporating the Company in the State of Nevada (the “Merger”). Pursuant to the Merger, every 50.56186 shares of common stock of Macrosolve, other than shares that are owned by stockholders exercising appraisal rights, were converted into one share of common stock, par value $0.0001, of the Company, with the same rights, powers and privileges as the shares prior to such conversion (such exchange ratio, the “Merger Exchange Ratio”).

Pursuant to the Merger Agreement, (i) each share of Series C Convertible Preferred Stock of Macrosolve, other than shares that are owned by stockholders exercising appraisal rights, were converted into one share of Series A Convertible Preferred Stock of the Company, (ii) each share of Series D Convertible Preferred Stock of Macrosolve, other than shares that are owned by stockholders exercising appraisal rights, were converted into one share of Series B Convertible Preferred Stock of the Company, and (iii) each share of Series D-1 Convertible Preferred Stock of Macrosolve, other than shares that are owned by stockholders exercising appraisal rights, were converted into one share of Series B-1 Convertible Preferred Stock of the Company

Prior to the Merger, Macrosolve had 198,219,104 shares of common stock issued and outstanding. Subsequent to the Merger, as a result of the Merger Exchange Ratio described above, the Company has approximately 3,920,329 shares of common stock issued and outstanding.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of Merger Agreement filed as Exhibit 2.1 hereto, which is incorporated herein by reference.

ITEM 3.02                      Unregistered Sales of Equity Securities.

On April 29, 2014, prior to the Merger, Macrosolve sold an aggregate of $120,000 (the “Purchase Price”) of its preferred stock to an accredited investor (the “Investor”) pursuant to a subscription agreement (the “Subscription Agreement” and the transaction, the “Private Placement”).  Pursuant to the Subscription Agreement, upon consummation of the Merger, the Company would designate 355,000 shares of preferred stock, $0.0001 par value per share, as Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and would issue all of such shares of Series C Convertible Preferred Stock to the Investor in consideration for the Purchase Price. On May 1, 2014, subsequent to consummation of the Merger, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock with the Secretary of State of the State of Nevada and issued the shares to the Investor.

Each share of Series C Preferred Stock is convertible, at the option of the holder, at any time into one hundred (100) shares of the Company’s common stock, par value $0.0001 per share, and has a stated value of $0.0001.  Such conversion ratio is subject to adjustment in the case of stock splits, stock dividends, combination of shares and similar recapitalization transactions.   The Company is prohibited from effecting the conversion of the Series C Preferred Stock to the extent that, as a result of such conversion, the holder will beneficially own more than 4.99% (or, if such limitation is waived by the holder upon no less than 61 days prior notice, 9.99%) in the aggregate of the issued and outstanding shares of the Company’s common stock calculated immediately after giving effect to the issuance of shares of common stock upon the conversion of the Series C Preferred Stock.

    The number of shares of preferred stock designated as Series C Preferred Stock and the purchase price paid therefore is reflective of the Merger Exchange Ratio and no further adjustment to the number of shares of Series C Preferred Stock sold, the conversation ratio of the Series C Preferred Stock and the purchase price paid therefore will be made as a result of the consummation of the Merger.

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock filed as Exhibit 3.5 hereto and (ii) the form of Subscription Agreement filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

The shares of Series C Preferred Stock were offered and sold solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act.  In connection with the sale of the Series C Preferred Stock, the Company relied on the Investor’s written representations as to its status as an "accredited investor" as defined in Rule 501(a) of Regulation D.  In addition, neither the Company nor anyone acting on its behalf has offered or sold these securities by any form of general solicitation or general advertising.

ITEM 5.03                      Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On April 29, 2014, prior to the Merger, Drone Aviation Holding Corp. filed with the Secretary of State of the State of Nevada (i) a Certificate of Designation for the Series A, setting forth the rights, powers, and preferences of the Series A Preferred Stock (the “Series A Certificate of Designation”) (ii) a Certificate of Designation for the Series B, setting forth the rights, powers, and preferences of the Series B Preferred Stock (the “Series B Certificate of Designation”) (ii) a Certificate of Designation for the Series B-1, setting forth the rights, powers, and preferences of the Series B-1 Preferred Stock (the “Series B-1 Certificate of Designation”) and on May 1, 2014, subsequent to the Merger, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designation for the Series C Preferred Stock, setting forth the rights, powers, and preferences of the Series C Preferred Stock (the “Series C Certificate of Designation”). See Item 3.02 herein for a description of the Series C Preferred Stock.

Series A Preferred

Pursuant to the Series A  Certificate of Designation, the Company designated 595,000 shares of its blank check preferred stock as Series A Convertible Preferred (“Series A Preferred”). Each share of Series A Preferred has a stated value of $1.00 per share.  In the event of a liquidation, dissolution or winding up of the Company, each share of Series A Preferred Stock will be entitled to a payment as set forth in the Certificate of Designation. The Series A Preferred is convertible into such number of shares of the Company’s common stock (“Common Stock”) equal to such number of shares of Series A Preferred being converted multiplied by 100 and divided by the stated value.  Each share of Series A Preferred entitles the holder to vote on all matters voted on by holders of Common Stock as a single class. With respect to any such vote, each share of Series A Preferred entitles the holder to cast such number of votes equal to the number of shares of Common Stock such share of Series A Preferred is convertible into at such time, but not in excess of the conversion limitations set forth in the Series A Preferred Certificate of Designation. The Series A Preferred will be entitled to dividends to the extent declared by the Company.

Series B Preferred

Pursuant to the Series B Certificate of Designation, the Company designated 324,671 shares of its blank check preferred stock as Series B Convertible Preferred (“Series B Preferred”). Each share of Series B Preferred has a stated value of $1.00 per share.  In the event of a liquidation, dissolution or winding up of the Company, each share of Series B Preferred Stock will be entitled to a payment as set forth in the Certificate of Designation. The Series B Preferred is convertible into such number of shares of Common Stock equal to such number of shares of Series B Preferred being converted divided by the stated value.  Each share of Series B Preferred entitles the holder to vote on all matters voted on by holders of Common Stock as a single class. With respect to any such vote, each share of Series B Preferred entitles the holder to cast such number of votes equal to the number of shares of Common Stock such share of Series B Preferred is convertible into at such time, but not in excess of the conversion limitations set forth in the Series B Preferred Certificate of Designation. The Series B Preferred will be entitled to dividends to the extent declared by the Company.

Series B-1 Preferred

Pursuant to the Series B-1 Preferred Certificate of Designation, the Company designated 156,231 shares of its blank check preferred stock as Series B-1 Preferred. Each share of Series B-1 Preferred has a stated value of $1.00 per share.  In the event of a liquidation, dissolution or winding up of the Company, each share of Series B-1 Preferred Stock will be entitled to a payment as set forth in the Certificate of Designation. The Series B-1 Preferred is convertible into such number of shares of Common Stock equal to such number of shares of Series B-1 Preferred being converted divided by the stated value.  Each share of Series B-1 Preferred entitles the holder to vote on all matters voted on by holders of Common Stock as a single class. With respect to any such vote, each share of Series B-1 Preferred entitles the holder to cast such number of votes equal to the number of shares of Common Stock such share of Series B-1 Preferred is convertible into at such time, but not in excess of the conversion limitations set forth in the Series B-1 Preferred Certificate of Designation. The Series B-1 Preferred will be entitled to dividends to the extent declared by the Company.

On April 30, 2014, the Company filed Articles of Merger with the Secretary of State of Nevada and a Certificate of Merger with the Secretary of State of the State of Oklahoma to effectuate the Merger.  Such Articles of Merger and Certificate of Merger are filed herewith as Exhibits 2.2 and 2.3, respectively.

Pursuant to the Merger Agreement, as a result of the Merger, the Company is now governed by the Articles of Incorporation of Drone Aviation Holding Corp., which are filed herewith as Exhibit 3.1, pursuant to which the Company’s new name shall be Drone Aviation Holding Corp.   Additionally, pursuant to the Merger Agreement, as a result of the Merger, the Company is now governed by the Bylaws of Drone Aviation Holding Corp., effective as of April 30, 2014. The following is a summary of changes effected by adoption of the new Bylaws, which summary is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.6 hereto. In addition to the amendments summarized below, the new Bylaws reflect certain non-substantive changes to conform to current provisions of Nevada law and to improve style and readability.

Article II –Stockholders

•
The provision relating to annual meetings has been amended to allow the Board of Directors to set the time and date of the annual shareholder in accordance with Nevada law.  Previously, the date and time for the annual meeting was fixed for the first Tuesday in February at 10:00 a.m., but could be changed to a different time and date. (Section 2.1)

•
The provision relating to special meetings has been amended to provide that only the Chief Executive Officer, President, or the Board of Directors has the ability to call a special meeting of stockholders.  Previously, only the President and the Secretary were entitled to call a special meeting of stockholders, and only at the request of a majority of the Board of Directors or shareholders representing a majority of the Company’s then outstanding common stock. (Section 2.4)

•
The provision for providing shareholders with notice of a special meeting was amended to provide that notice shall be provided to shareholders of a special meeting no less than 10 and no more than 60 days prior to the date of the meeting. (Section 2.5)

•
The provision outlining shareholder votes has been amended to permit a vote via proxy at a meeting with such proxy bearing a date that is dated not more than six (6) months prior to such meeting. Previously, such proxy may be dated up to three (3) years prior to such meeting.  Moreover, the prohibition against permitting shares of stock which were transferred to such shareholder within the twenty (20) days preceding such meeting from voting on the election of directors has been eliminated. (Section 2.8)

•	Provisions were added providing for stockholder action by written request and procedures for establishing a record date for stockholder action by written request. (Sections 2.9 and 2.10)

Article III – Board of Directors

•	The provision relating to the number of directors was amended to remove the maximum number of directors, which was seven. (Section 3.3)

•
The provision relating to removal of directors was amended to provide that any director may be removed from office upon the affirmative vote of two-thirds (2/3) of the total number of votes entitled to be cast in an election of directors.  Previously, a director could only be removed from office for cause and upon the affirmative vote of a majority of votes cast at such a meeting. (Section 3.4)

•
The provision relating to filling vacancies on the Board of Directors was amended by adding that any vacancy by way of resignation, death, removal or otherwise, may be filled by the affirmative vote of at least a majority of the reminding Board of Directors. (Section 3.5)

•
A provision was added requiring the each newly elected Board of Directors shall hold a meeting of the Board of Directors immediately following the Company’s annual meeting of its shareholders. (Section 3.7)

•
The provision relating to regular meetings of the Board of Directors was amended to provide that the date, time and location of meetings shall be set by the Board of Directors.  Previously, five days notice was required for a regular meeting of the Board of Directors. (Section 3.8)

•
The provision relating to special meetings of the Board of Directors was amended to provide that only the Chief Executive Officer or the President of the Company may call a special meeting of the Board of Directors.  Previously, a special meeting of the Board of Directors was permitted to be called only by the President. (Section 3.9)

•
The provision relating to notice of special meetings of the Board of Directors was amended to provide that notice must be given 48 hours in advance if such notice is provided personally or by telephone or mail.  Previously, a special meeting of the Board of Directors required three days prior notice. (Section 3.9)

•
A provision was added relating to contracts and transactions between the Company and interested directors. No corporate transaction shall be void simply by the presence of an interested director if (i) the Board knows of such interest in the transaction and a majority of disinterested directors votes in favor of such transaction, or (ii) the shareholders of the Company knows of such interest in the transaction and is approved by a vote of the shareholders of the Company, or (iii) the transaction is fair to the Company at the time authorized.  (Section 3.11)

•
The provision relating to authority of committees of the Board of Directors to act was amended to provide that any committee created shall consist of at least two director.  Previously, only single director was required. (Section 3.12)

Article V – Officers and Agents

•
Various provisions related to officer positions and reporting relationships are modified to reflect the Company’s current organizational structure and provide flexibility for future changes in organizational structure. (Article IV)

Article VII – General Provisions

•
Provisions relating to indemnification were amended to provide for maximum indemnification of its director as permitted by Nevada Law to the extent authorized by its Board of Director.  Previously, such indemnification was provided to directors, officers, employee or agent as is permitted by Oklahoma law. (Section 7.9)

The foregoing description of the Articles of Merger filed with the Secretary of State of Nevada, Certificate of Merger filed with the Secretary of State of Oklahoma, Articles of Incorporation, the Series A Certificate of Designation, the Series B Certificate of Designation, the Series B-1 Certificate of Designation, the Series C Certificate of Designation, and the Bylaws, and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of each of such documents, which are filed as Exhibits 2.2, 2.3, 3.1, 3.2, 3.3, 3.4, 3.5, and 3.6, respectively hereto, and which are incorporated herein by reference.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Agreement and Plan of Merger entered into by and between Macrosolve, Inc. and Drone Aviation Holding Corp., dated April 30, 2014
2.2	Articles of Merger filed with the Secretary of State of the State of Nevada
2.3	Certificate of Merger filed with the Secretary of State of the State of Oklahoma
3.1	Articles of Incorporation
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
3.3	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
3.4	Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock
3.5	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock
3.6	Bylaws
10.1	Form of Subscription Agreement

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: May 5, 2014	By:	/s/ Michael Haas
Michael Haas
Interim President